EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


IN RE                           )     CHAPTER 11
                                )
VERADO HOLDINGS, INC., ET AL.,  )     CASE NO. 02-10510 (PJW)
                                )
                                )     JOINTLY ADMINISTERED
                                )
                  DEBTORS.      )     RE:  DOCKET NO. 160


                  ORDER CONFIRMING DEBTORS' FIRST AMENDED JOINT
                   PLAN OF LIQUIDATION UNDER CHAPTER 11 OF THE
                   BANKRUPTCY CODE, DATED AS OF APRIL 18, 2002
                   -------------------------------------------

                  WHEREAS, on February 15, 2002, Verado Holdings, Inc., Verado, Inc., FirstWorld Internet Services, Inc., FirstWorld Anaheim, FirstWorld SoCal, FirstWorld Orange Coast, FirstWorld SGV, FirstWorld Engineering, ICI Holdings, Inc. (formerly known as Intelenet Communications, Inc.) and FirstWorld Dial-Up, Inc. (collectively, the "Debtors") filed a petition for relief under chapter 11 of the Bankruptcy Code, 11 U.S.C.ss.ss.101-1330 (the "Bankruptcy Code"), with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

                  WHEREAS, on March 1, 2002, the Debtors filed with the Bankruptcy Court the Debtors' Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code [Docket No. 36](1) and the accompanying Debtors' Disclosure Statement for Debtors' Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code [Docket No. 37]; and


-----------------------
         (1) Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Plan.


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
                  WHEREAS, on April 18, 2002, the Debtors filed with the Bankruptcy Court the Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code [Docket No. 160] (as modified, amended, or supplemented, and including the Plan Supplement, the "Plan") and accompanying Disclosure Statement for Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code [Docket No. 159] (the "Disclosure Statement"); and

                  WHEREAS, on April 18, 2002, upon finding that the Disclosure Statement satisfied the requirements of section 1125 of the Bankruptcy Code, the Court entered the Order (A) Approving the Form and Manner of Notice of Disclosure Statement Hearing, (B) Approving the Proposed Disclosure Statement,
(C) Determining the Treatment of Certain Claims for Notice and Voting Purposes,
(D) Establishing Record Date and Procedures for Filing Objections to the Plan and Temporary Allowance of Claims, (E) Approving Solicitation Procedures for Confirmation of the Plan and (F) Approving Notice of Confirmation Hearing [Docket No. 158] (the "Disclosure Statement Order"), inter alia, approving the Disclosure Statement, approving the Debtors' forms of ballots and solicitation procedures, fixing the voting and objection deadline as 4:00 p.m. (Eastern Time) on May 17, 2002, fixing the hearing to consider the Plan for May 22, 2002 at 10:30 a.m. (Eastern Time) (the "Confirmation Hearing"), and approving the forms of notice to be sent to each Class of Claims or Equity Interests, including the notice of the Confirmation Hearing (the "Confirmation Hearing Notice") and notice of nonvoting status (the "Notice of Non-Voting Status") to be mailed to holders of Claims or Equity Interests in Class 5 (Stockholder Litigation Claims) and Class 6 (Equity Interests); and

                  WHEREAS, Bankruptcy Services LLC, the Debtors' tabulation and balloting agent (the "Tabulation and Balloting Agent"), transmitted the Disclosure Statement, the Disclosure Statement Order, the Confirmation Hearing Notice, the Notice of Non-Voting Status and related solicitation materials in compliance with the Disclosure Statement Order, as attested to in the Affidavit of Mailing of Kathy Gerber of Bankruptcy Services, LLC, dated April 26, 2002 [Docket No. 202]; and

                  WHEREAS, on May 8, 2002, the Debtors caused the Confirmation Hearing Notice to be published in The Wall Street Journal in compliance with the Disclosure Statement Order, and such publication is attested to in the Certification of Publication of the Wall Street Journal Regarding Notice of Hearing to Consider Approval of Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, sworn to on May 8, 2002 and filed with the Clerk of this Court [Docket No. 193]; and

                  WHEREAS, on May 8, 2002, the Debtors caused the Confirmation Hearing Notice to be published in The Denver Post and The Rocky Mountain News, in compliance with the Disclosure Statement Order, and such publication is attested to in the Certification of Publication of the Denver Newspaper Agency Regarding Notice of Hearing to Consider Approval of Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, sworn to on May 8, 2002 and filed with the Clerk of this Court [Docket No. 194]; and

                  WHEREAS, the Debtors filed the Affidavit of Diane Streany Certifying the Ballots Accepting or Rejecting Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code Dated April 18, 2002, sworn to on May 17, 2002 [Docket No. 200], attesting to the tabulation of all ballots received from holders of Claims in Class 2 (Secured Claims), Class 3 (Convenience Claims) and Class 4 (Unsecured Claims) under the Plan by May 17, 2002 at 4:00 p.m. (Eastern Time) and attesting to the results of the tabulation as follows:

                  a. Class 2 Claimants. The Debtors did not receive any votes from holders of Claims under Class 2 (Secured Claims) of the Plan;

                  b. Class 3 Claimants. The Debtors received 9 acceptances out of 10 votes from holders of Claims under Class 3 (Convenience Claims) of the Plan, with Class 3 claimants who voted in favor of the plan holding Claims in the amount of $5,457.31 for voting purposes under the Plan, such acceptances being 90 percent in number and 99.98 percent in principal amount of all ballots received from holders of Class 3 Claims;

                  c. Class 4 Claimants. The Debtors received 113 acceptances out of 117 votes from holders of Claims under Class 4 (General Unsecured Claims) of the Plan, with Class 4 claimants who voted in favor of the plan holding Claims in the amount of $325,427,020.60 for voting purposes under the Plan, such acceptances being 96.58 percent in number and 99.95 percent in principal amount of all ballots received from holders of Class 4 Claims; and

                  WHEREAS, the Court received the Objection of Securities Class Action Lead Plaintiffs to Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code [Docket No. 192] (the "Class Action Objection"); and

                  WHEREAS, the Office of the United States Trustee for the District of Delaware (the "U.S. Trustee") has informally raised several concerns with respect to the Plan; and

                  WHEREAS, on May 15, 2002, the Debtors filed the Plan Supplement, in accordance with section 13.15 of the Plan, which contained copies of the Liquidating Trust Agreement and Disbursing Agent Agreement; and

                  WHEREAS, on May 21, 2002, the Debtors filed and served the Affidavit of Steven D. Butler in Support of Confirmation of Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code [Docket No. 203] (the "Butler Affidavit"); and

                  WHEREAS, the Confirmation Hearing was held on May 22, 2002 at 10:30 a.m. (Eastern Time) before the Honorable Peter J. Walsh, United States Bankruptcy Judge for the District of Delaware;

                  NOW, THEREFORE, the Court having considered the Plan, the Affidavits referred to above, objections filed to the Plan, the record of the Confirmation Hearing and the entire record of these Chapter 11 Cases, and after due deliberation thereon;

                  IT IS HEREBY FOUND AND DETERMINED that:

                  1. Jurisdiction and Core Proceeding (28 U.S.C.ss.157(b)(2)). This Court has jurisdiction under sections 1334(a) and (b) of title 28 of the United States Code to consider confirmation of the Plan and all provisions thereof. Confirmation of the Plan is a core proceeding under 28
U.S.C.ss.157(b)(2).

                  2. Venue (28 U.S.C.ss.ss.1408 and 1409). Venue of the Chapter 11 Cases is proper pursuant to 28 U.S.C.ss.ss.1408 and 1409.

                  3. Judicial Notice. The Court takes judicial notice of the docket of the Chapter 11 Cases maintained by the Clerk of the Court, including, without limitation, all


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
pleadings and other documents filed, all orders entered, and all arguments made, proffered or adduced, at hearings held before the Court.

                  4. Eligibility (11 U.S.C.ss.109). The Debtors are entities eligible for relief under section 109 of the Bankruptcy Code.

                  5. Transmittal and Mailing of Materials; Notice. The Disclosure Statement, Plan, Confirmation Hearing Notice, Disclosure Statement Order, Notice of Non-Voting Status and the ballots were transmitted and served in compliance with the Disclosure Statement Order and all applicable Bankruptcy Rules and such transmittal and service were adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing was given in compliance with the Bankruptcy Rules and the Disclosure Statement Order, and no further notice is required.

                  6. Modifications to the Plan. The Debtors have modified the Plan as set forth on Exhibit A annexed hereto (the "Modifications"), and the Plan as so modified shall constitute the Plan. The Modifications do not adversely affect the treatment of any Claims against or Equity Interests in the Debtors under the Plan. In accordance with Bankruptcy Rule 3019, all holders of Claims against and Equity Interests in the Debtors who voted to accept the Plan are hereby deemed to have accepted the Plan, as amended, consistent with the Modifications. Accordingly, no holder of a Claim against or Equity Interest in the Debtors who has voted to accept the Plan shall be permitted to change its acceptance to a rejection as a consequence of the Modifications. Disclosure of the Modifications on the record at the Confirmation Hearing constitutes due and sufficient notice thereof. The Modifications comply with section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019.

                  7. Plan Compliance With Bankruptcy Code (11
U.S.C.ss.1129(a)(1)). The Plan complies with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules thereby satisfying 11 U.S.C.ss.1129(a)(1).

                  a. Proper Classification (11 U.S.C.ss.ss.1122, 1123(a)(1)). The Plan designates six Classes of Claims and Equity Interests. Classification of these Claims or Equity Interests is proper and consistent with section 1122 of the Bankruptcy Code because each Claim or Equity Interest classified in such Classes is substantially similar to the other Claims and Equity Interests therein. The Plan thereby satisfies section 1123(a)(1) of the Bankruptcy Code. The Classification of Claims and Equity Interests under the Plan is reasonable and necessary to implement the Plan. Additionally, section 2.1 of the Plan designates (but does not classify) Claims of the type described in section 507(a)(1) of the Bankruptcy Code (Administrative Expenses Claims), and section
2.2 of the Plan designates (but does not classify) Claims of the type described in section 507(a)(8) of the Bankruptcy Code (Priority Tax Claims).

                  b. Specified Treatment of Unimpaired Claims (11 U.S.C.ss. 1123(a)(2)). The Plan specifies that the Administrative Expense Claims, Priority Tax Claims and Classes 1 Claims (Non-Tax Priority Claims) are not impaired under the Plan, thereby satisfying Section 1123(a)(2) of the Bankruptcy Code.

                  c. Specified Treatment of Impaired Classes (11 U.S.C.ss.1123(a)(3)). The Plan specifies the impaired treatment of Claims and Equity Interests in Class 2 (Secured Claims), Class 3 (Convenience Claims), Class 4 (Unsecured Claims), Class 5 (Stockholder Litigation Claims) and Class 6 (Equity Interests), thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

                  d. No Discrimination (11 U.S.C.ss.1123(a)(4)). The Plan provides for the same treatment for each Claim or Equity Interest in each respective Class unless the holder of such Claim or Equity Interest has agreed to a less favorable treatment of such Claim or Equity Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

                  e. Implementation of the Plan (11 U.S.C.ss.1123(a)(5)).
Article VII of the Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

                  f. Nonvoting Equity Securities (11 U.S.C.ss.1123(a)(6)). Because the Debtors are no longer a going concern and their only remaining assets are Cash and the Trust Assets, the Debtors will not issue any securities nor will they continue in business as incorporated entities following the entry of a final decree in these Chapter 11 Cases, if not sooner. Thus, section 1123(a)(6) is inapplicable.

                  g. Continuation of Existing Corporate Officers and Directors (11 U.S.C. ss. 1123(a)(7)). In accordance with section 7.7 of the Plan, upon the Effective Date of the Plan, all current directors and officers of the Debtors shall be relieved of all of their positions and corresponding duties and obligations. At such time John Caliolo (the "Liquidating Trustee"), as selected by the Official Committee of Unsecured Creditors (the "Committee") in accordance with section 7.4 of the Plan, shall be appointed Liquidating Trustee as set forth in the Liquidating Trust Agreement [Docket No. 191] (the "Liquidating Trust Agreement"). The Liquidating Trustee shall be deemed the representative of the Debtors' estates for purposes of section 1123 of the Bankruptcy Code and shall have all the powers, authority and responsibilities specified in the


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
Liquidating Trust Agreement. In accordance with section 1123(a)(7), the appointment of the Liquidating Trustee is consistent with the interests of creditors and with public policy.

                  h. Impairment of Classes (11 U.S.C.ss.1123(b)(1)). In accordance with section 1123(b)(1) of the Bankruptcy Code, Article IV of the Plan impairs or leaves unimpaired, as the case may be, each Class of Claims or Equity Interests under the Plan.

                  i. Treatment of Executory Contracts and Unexpired Leases (11 U.S.C. ss. 1123(b)(2)). The Verado Holdings, Inc. Indemnification Plan, a copy of which is annexed to the Plan as Exhibit B, shall be assumed by the Debtors pursuant to the Plan. All other executory contracts and unexpired leases that exist between any of the Debtors and any Person, including, without limitation, those listed in the Debtors' Schedules of Assets and Liabilities, as filed with the Court on March 18, 2002, and as amended on April 16, 2002 (the "Schedules"), shall be deemed rejected as of the Confirmation Date, except for any executory contract or unexpired lease (a) that has been assumed or rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, or (b) as to which a motion for approval of the assumption of such contract or lease has been filed prior to the Confirmation Hearing.

                  8. Good Faith Solicitation (11 U.S.C.ss.1125(e)). Based on the record before the Court, the Debtors and their agents have solicited votes on the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code.

                  9. Debtors' Compliance With Bankruptcy Code (11
U.S.C.ss.1129(a)(2)). The Debtors have complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code.

                  10. Plan Proposed In Good Faith (11 U.S.C.ss.1129(a)(3)). The Debtors have proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. The Debtors' good faith is evident from the record of the Confirmation Hearing.

                  11. Payments For Services Or Costs And Expenses (11 U.S.C. ss. 1129(a)(4)). Any payment made or to be made by any Debtor for services or for costs and expenses incurred in connection with the Chapter 11 Cases, or in connection with the Plan and incident to the Chapter 11 Cases, has been approved by, or is subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

                  12. Directors, Officers, and Insiders (11 U.S.C. ss. 1129(a)(5)). The Debtors have complied with section 1129(a)(5) of the Bankruptcy Code. The Plan provides for the appointment of John Caliolo as Liquidating Trustee and as Disbursing Agent. The Liquidating Trustee, the Disbursing Agent, and the members of the Liquidating Trust Committee and Disbursing Agent Committee shall be compensated pursuant to the terms of the Liquidating Trust Agreement and Disbursing Agent Agreement.

                  13. No Rate Changes (11 U.S.C.ss.1129(a)(6)). After confirmation of the Plan, the Debtors' business will cease to exist and therefore, will not involve rates established or approved or otherwise subject to, any governmental regulatory commission.

                  14. Best Interests of Creditors Test (11 U.S.C.ss.1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. Specifically, with respect to each impaired Class of Claims or Equity Interests, each holder of a Claim or Equity Interest of such Class has either has accepted the Plan or will receive or retain under the Plan on account of such Claim or


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
Equity Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if such Debtor were liquidated under Chapter 7 of the Bankruptcy Code on such date. No Class has made an election under section 1111(b)(2) of the Bankruptcy Code.

                  15. Acceptance By Certain Classes (11 U.S.C. ss. 1129(a)(8)). Class 1 (Priority Non-Tax Claims) is unimpaired and are deemed to have accepted the Plan. Class 3 (Convenience Claims) and Class 4 (General Unsecured Claims) are impaired and have voted to accept the Plan. As the Debtors have not received any votes from holders of Claims in Class 2 (Secured Claims), Class 2 (Secured Claims) is deemed to have rejected the Plan. Class 5 (Stockholder Litigation Claims) and Class 6 (Equity Interests) are impaired. However, because such Classes are not receiving any distributions under the Plan on account of their Claims or Equity Interests, but rather, only as a result of an agreement to allow a distribution to holders of Claims and Equity Interests in Class 5 (Shareholder Litigation Claims) and Class 6 (Equity Interests) under the Plan, these Classes are deemed to have rejected the Plan.

                  16. Treatment Of Administrative And Tax Claims (11 U.S.C. ss. 1129(a)(9)). The treatment of Administrative Expense Claims under section 2.1 of the Plan and Class 1 Claims (Non-Tax Priority Claims) under section 4.1 of the Plan satisfy the requirements of section 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under Section 4.2 of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

                  17. Acceptance By Impaired Classes (11 U.S.C.ss.1129(a)(10)). More than a majority in number and two-thirds in dollar amount of the non-insider creditors in Class 3

(Convenience Claims) and Class 4 (General Unsecured Claims) who were entitled to accept or reject the Plan have voted to accept the Plan. Therefore, section 1129(a)(10) of the Bankruptcy Code is satisfied.

                  18. Feasibility (11 U.S.C. ss. 1129(a)(11)). The Plan itself calls for liquidation of the Debtors; therefore, confirmation of the Plan is not likely to be followed by the need for further financial reorganization of the Debtors, thereby satisfying (or eliminating the need to consider) section 1129(a)(11) of the Bankruptcy Code.

                  19. Payment of Fees (11 U.S.C. ss. 1129(a)(12)). Section 13.6 of the Plan provides that all fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court on the Confirmation Date, shall be paid on the Effective Date. Any statutory fees accruing after the Confirmation Date shall constitute Administrative Expense Claims and be paid in accordance with section 2.1 of the Plan.

                  20. Continuation of Retiree Benefits (11
U.S.C.ss.1129(a)(13)). The Debtors do not have any "retiree benefits" programs, as such term is defined in section 1114 of the Bankruptcy Code.

                  21. Identification of Plan Proponents (Fed. R. Bankr. P. 3016(a)). As required by Bankruptcy Rule 3016(a), the Plan is dated and identifies the Plan proponents.

                  22. Fair and Equitable; No Unfair Discrimination (11 U.S.C.ss.1129(b)).

                  a. Class 2 (Secured Claims). Class 2 (Secured Claims) is an impaired Class of Claims, consisting of Claims held by any entity against any of the Debtors secured by Collateral, but only to the extent of the value of such entity's interest in the Estate's interest in such Collateral. Under the Plan, each Class 2 claimant will receive a deed or assignment of its


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
Collateral in full satisfaction of the secured portion of its Allowed Secured Claim, or at the option of the Liquidating Trustee, Cash equal to the Allowed amount of such Secured Claim. Accordingly, pursuant to section 1129(b) of the Bankruptcy Code, the Court finds that the Plan does not discriminate unfairly, and is fair and equitable with respect to Class 2 Claims, in that the Plan provides for the realization of holders of Class 2 Claims of the indubitable equivalent of such claims.

                  b. Class 5 (Stockholder Litigation Claims). Class 5 (Stockholder Litigation Claims) is an impaired Class of Claims, consisting of Claims (a) arising from rescission of a purchase or sale of an equity security of the Debtors, (b) for damages arising from the purchase or sale of such an equity security or (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code. Pursuant to section 1129(b) of the Bankruptcy Code, the Court finds that the Plan does not discriminate unfairly, and is fair and equitable with respect to Class 5 (Stockholder Litigation Claims). No holder of Claims or Equity Interests junior to the Claims of Class 5 (Stockholder Litigation Claims) will receive or retain any property under the Plan on account of such junior Claims or Equity Interests and no Class of Claims senior to Class 5 (Stockholder Litigation Claims) is receiving more than full payment on account of the Claims or Equity Interests in such Class. Moreover, the only reason that Class 5 claimants are receiving any distribution under the Plan is on account of an agreement to allow a distribution to holders of Class 5 Claims under the Plan. Thus, the Plan satisfies section 1129(b) as to each of the Class 5 Claims.

                  c. Class 6 (Equity Interests). Class 6 (Equity Interests) is an impaired Class of Equity Interests, consisting of Equity Interests arising from any share of common stock or other instrument evidencing an ownership interest in Verado Holdings, Inc., whether or not transferrable, and any option, warrant, right, contractual or otherwise, to acquire such interest. Pursuant to section 1129(b) of the Bankruptcy Code, the Court finds that the Plan does not discriminate unfairly, and is fair and equitable with respect to Class 6 Equity Interests. No holder of Claims or Equity Interests junior to the Equity Interests of Class 6 Equity Interests will receive or retain any property under the Plan on account of such junior Claims or Equity Interests and no Class of Claims senior to Class 6 Equity Interests is receiving more than full payment on account of the Claims or Equity Interests in such Class. Moreover, the only reason Class 6 claimants are receiving any distribution under the Plan is on account of an agreement to allow a distribution to holders of Class 6 Equity Interests under the Plan. Thus, the Plan satisfies section 1129(b) as to each of the Class 6 Equity Interests.

                  23. Principal Purpose Of Plan (11 U.S.C.ss.1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933.

                  24. Substantive Consolidation. There are no pending objections to the substantive consolidation of the Debtors and their estates. The substantive consolidation of the Debtors' estates facilitates the implementation of the Plan, enabling the Debtors to treat holders of Claims and Equity Interests with greater similarity and fairness and save administrative costs by simplifying administration of the remaining assets and liabilities. In addition to being justified pursuant to applicable law, substantive consolidation is in the best interests of their creditors. The recovery of virtually all creditors will be higher or approximately equal, under the Plan, as it would be if there were no substantive consolidation.


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
         NOW, THEREFORE, IT IS HEREBY ORDERED THAT,

                  1. Confirmation. The Plan is hereby confirmed pursuant to
section 1129 of the Bankruptcy Code. The terms of the Plan are incorporated by reference into and are an integral part of this Order.

                  2. Objections. All of the objections to confirmation of the Plan and all reservations of rights included therein that have not been resolved, withdrawn or rendered moot are overruled.

                  3. Substantive Consolidation. Pursuant to section 7.1 of the Plan, as of the Effective Date, the Chapter 11 Cases shall be substantively consolidated for all purposes related to the Plan. Furthermore, (i) all assets and liabilities of the Subsidiaries shall be deemed merged or treated as though they were merged into and with the assets and liabilities of Verado Holdings, Inc., (ii) no distribution shall be made under the Plan on account of Intercompany Claims or on account of the Subsidiary Equity Interests among the debtors, (iii) all guarantees of the Debtors of the obligations of any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtors shall be deemed to be one obligation of the consolidated Debtors, and (iv) each and every Claim and Equity Interest filed or to be filed in the Chapter 11 Case of any of the Debtors shall be deemed filed against the consolidated Debtors.

                  4. Plan Classification Controlling. The classifications of Claims and Equity Interests for purposes of the distributions to be made under the Plan shall be governed solely by the terms of the Plan. The classifications set forth on the ballots tendered to the Debtors' creditors in connection with voting on the Plan (a) were set forth on the ballots solely for purposes of voting to accept or reject the Plan, (b) do not necessarily represent and in no event


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
shall be deemed to modify or otherwise affect, the actual classifications of such Claims under the Plan or for distribution purposes, and (c) shall not be binding on the Debtors, their estates or the Liquidating Trustee.

                  5. Assumption and Rejection. The Verado Holdings, Inc. Indemnification Plan, a copy of which is annexed to the Plan as Exhibit B, shall be assumed by the Debtors pursuant to the Plan. All other executory contracts and unexpired leases that exist between any of the Debtors and any Person, including, without limitation, those listed by the Debtors in the Schedules, shall be deemed rejected as of the Confirmation Date, except for any executory contract or unexpired lease (a) that has been assumed or rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, or (b) as to which a motion for approval of the assumption of such contract or lease has been filed prior to the Confirmation Hearing.

                  6. Effect of the Confirmation Order. In accordance with
section 11.5 of the Plan, as of the Confirmation Date, all Persons are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or respecting any claim, debt, right or cause of action of or against the Debtors, the Liquidating Trust, Disputed Claims Trust, Disputed Class 5 and Class 6 Trust or against the Releasees, as applicable, whether such payment was made prior to, on, or after the Commencement Date. Provided, however, that section 11.5 of the Plan shall not, in any way, effect an injunction against any of the direct, non-derivative, shareholder litigation claims in the pending Class Action Case or the Bezar Case against any of the present or former officers, directors, financial advisors or underwriters of Verado Holdings, including "controlling person" claims against present or former officers or directors of the Debtors in the Class Action Case.

                  7. Directors' and Officers' Insurance. The proceeds of the Debtors' directors' and officers' insurance policies are not property of the Debtors' estates and accordingly, will not be distributed in accordance with the Plan.

                  8. Binding Effect. The Plan and its provisions shall bind the Debtors, the Liquidating Trustee, the Disbursing Agent and any holder of a Claim against, or Equity Interest in, the Debtors and their respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan. Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code and provisions of this Order, the Plan and all related Plan documents, including the Liquidating Trust Agreement and the Disbursing Agent Agreement, shall apply and be enforceable, notwithstanding any otherwise applicable bankruptcy law.

                  9. Effectuating Documents and Further Transactions. Steven D. Butler, the President, Chief Operating Officer and the Chief Financial Officer of the Debtors, Jeffrey L. Dykes, the General Counsel and Secretary of the Debtors, and the Liquidating Trustee are authorized and directed to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents and take such actions as may be reasonably necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

                  10. Rights of Action. On and after the Effective Date, the Liquidating Trustee will have the exclusive right to enforce any and all future rights, claims or Causes of Action against any Person and rights of the Debtors that arose before or after the Effective date, including, but not limited to, avoidance actions under chapter 5 of the Bankruptcy Code. On or after the Effective Date, the Liquidating Trustee may, subject to the terms of the Liquidating Trust Agreement, pursue, abandon, settle or release any or all such rights of action, as it deems appropriate without the need to obtain approval or any other or further relief from the Bankruptcy Court. The Liquidating Trustee may, subject to the terms of the Liquidating Trust Agreement, in its sole discretion, offset any such claim held against a person against any payment due such person under the Plan, provided, however, that any claims of the Debtors arising before the Commencement Date shall first be offset against Claims against the Debtors arising before the Commencement Date.

                  11. Cancellation of Securities. Except for purposes of evidencing a right to distributions under the Plan and as provided for in section 7.10 of the Plan, on the Effective Date, all of the agreements and other documents evidencing the Claims or rights of any holder of a Claim against the Debtors, including options or warrants to purchase Equity Interests, obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors, shall be canceled, provided, however, that the capital stock of the Subsidiaries will not be canceled prior to their respective dissolution.

                  12. Cancellation of the Indenture and the Notes. As of the Effective Date, the Indenture and the Notes shall be canceled and deemed null and void and of no further force and effect; provided, however, that the cancellation of the Indenture (i) shall not impair the rights of holders of Notes under the Plan and (ii) shall not impair the rights of the trustee under the Indenture pursuant to the Plan.

                  13. Dissolution of Committee. On the Effective Date, the Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Cases, and the retention or employment of the Committee's attorneys, accountants, and other agents shall terminate; provided, however, the Committee shall exist after such date with respect to (i) applications filed pursuant to sections 330 and 331 of the Bankruptcy Code, including appeals therefrom; (ii) motions seeking the enforcement of the Plan or Confirmation Order and (iii) any matters pending as of the Effective Date, until such matters are finally resolved.

                  14. Plan Documents. There being no objections to any of the documents contained in the Plan or the Plan Supplement, and any amendments, modifications and supplements thereto, and all documents and agreements introduced therein (including all exhibits and attachments thereto and documents referenced therein), the execution, delivery and performance thereof by the Debtors are authorized and approved, including but not limited to (a) the Liquidating Trust Agreement and (b) the Disbursing Agent Agreement. The Debtors, the Liquidating Trustee, and the Disbursing Agent are authorized and empowered to make any and all modifications to any and all documents included as part of the Plan and Plan Supplement that may be agreed to by the parties thereto and are consistent with the Plan.

                  15. Transfers of Property. The transfers of property of the Debtors (i) to the Liquidating Trust, the Disputed Claims Trust, and the Disputed Class 5 and Class 6 Trust (collectively, the "Trusts") (a) are or will be legal, valid, and effective transfers of property, (b) vest or will vest the Trusts with good title to such property free and clear of all liens, charges,

Claims, encumbrances, or interests, except as expressly provided in the Plan,
(c) do not and will not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or nonbankruptcy law, and (d) do not an will not subject the Trusts, the Liquidating Trustee, or the Disbursing Agent to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including, without limitation, any laws affecting successor, transferee or stamp or recording tax liability and (ii) to holders of Claims or Equity Interests under the Plan are for good consideration and value.

                  16. Appointment of Liquidating Trustee. In accordance with section 7.4 of the Plan, and as selected by the Committee, John Caliolo shall serve as Liquidating Trustee under the Plan. The Liquidating Trustee shall be deemed the representative of the Debtors' estates in accordance with section 1123 of the Bankruptcy Code and shall have all powers, authority and responsibilities specified in the Liquidating Trust Agreement, including, without limitation, the powers of a trustee under section 704 and 1106 of the Bankruptcy Code and Rule 2004 of the Bankruptcy Rules (including without limitation, commencing, prosecuting or settling Causes of Action, enforcing contracts, and asserting claims, defenses, offsets and privileges), to serve as the trustee of the Debtors' 401(k) Plan in the event that the Debtors' 401(k) plan is not fully terminated by the Effective Date, to the extent not inconsistent with the status of the Liquidating Trust as a liquidating trust within the meaning of Treasury Regulations 301.7701-4(d) for federal income tax purposes.

                  17. Appointment of Disbursing Agent. In accordance with the terms of the Disbursing Agent Agreement, and as selected by the Committee, John Caliolo shall serve as Disbursing Agent under the Plan and shall have the powers, authority and responsibilities as set forth in the Disbursing Agent Agreement. The Disbursing Agent shall (i) hold and administer the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust,
(ii) subject to approval of the Disbursing Agent Agreement, object to, settle or otherwise resolve Disputed Claims and Disputed Equity Interests, (iii) make distributions to holders of Disputed Claims and Disputed Equity Interests that subsequently become Allowed Claims and Allowed Equity Interests in accordance with the Plan and (iv) distribute to holders of previously Allowed Claims and Allowed Equity Interests any assets no longer required to be held for Disputed Claims and Disputed Equity Interests.

                  18. Retention of Jurisdiction. The Court shall retain exclusive jurisdiction in accordance with the terms of Article XII of the Plan, any other provision of this Order and Section 105(a) and 1142 of the Bankruptcy Code over all matters arising out of or related to these Chapter 11 Cases and the Plan to the fullest extent permitted by law, except as otherwise provided in the Plan or herein, and notwithstanding the entry of this Order or the Effective Date.

                  19. Notice of Entry of Confirmation Order. In accordance with Bankruptcy Rules 2002 and 3020(c), on or before the Effective Date, Bankruptcy Services, LLC, the Debtors' noticing agent, shall give notice of the entry of this Confirmation Order, together with a copy of this Confirmation Order in the form entered by the Court, by United States first class mail postage prepaid, by hand, or by overnight courier service to (a) the Office of the United States Trustee for the District of Delaware, (b) counsel for the Committee, (c) the Securities and Exchange Commission, (d) the entities who requested notice of the Plan, the Disclosure Statement, and other documents or who objected to the Disclosure Statement or confirmation of the Plan, (e) entities who requested notices under Bankruptcy Rule 2002, (f) all parties to executory contracts or unexpired leases rejected pursuant to the Plan, and (i) all creditors who have filed proofs of claim in these Chapter 11 Cases as of the Effective Date or who are scheduled in the Debtors' Schedules.

                  20. Professionals Fees and Expenses. Each Professional retained by order of the Bankruptcy Court or requesting compensation in the Chapter 11 Cases pursuant to sections 330 or 503(b) of the Bankruptcy Code shall be required to file an application for an allowance of final compensation and reimbursement of expenses in the Chapter 11 Cases incurred through the Confirmation Date on or before June 28, 2002. Objections to any application shall be filed on or before July 18, 2002.

                  21. Rejection Damages Claims Bar Date. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan must be filed with the Bankruptcy Court no later than thirty (30) days after the Confirmation Date. Any Claims not filed within such applicable time period will be forever bared from assertion.

                  22. Effect of Confirmation. All injunctions or stays provided for in the Chapter 11 Case pursuant to section 362 of the Bankruptcy Code or otherwise in force on the date of entry of this Order shall remain in full force and effect until the Effective Date. However, the stay in effect pursuant to section 362(a) of the Bankruptcy Code is dissolved and is of no force or effect as of the Effective Date.

                  23. Release and Exculpation Provisions. All release and exculpation provisions embodied in the Plan are fair and equitable and given for valuable consideration and are in the best interests of the Debtors and all parties in interest, and such provisions shall be effective and binding on all persons and entities. Notwithstanding anything in the Plan or this

Order to the contrary, including, but not limited to the releases given in section 10.2 of the Plan and the injunction provided for in section 11.5 of the Plan, Southwestern Bell Telephone, L.P., d/b/a Southwestern Bell Telephone Company, Ameritech (composed of Illinois Bell Telephone Company d/b/a Ameriteck Illinois, Indiana Bell Telephone Company Incorporated d/b/a Ameritch Indiana, Michigan Bell Telephone Company d/b/a Ameritech Michigan, the Ohio Bell Telephone Company d/b/a Ameritech Ohio, Wisconsin Bell, Inc., d/b/a Ameritech Wisconsin), Pacific Bell Telephone Company and Southern New England Telephone Company shall (i) retain their respective rights to raise any and all defenses or counterclaims, including, but not limited to, their rights of setoff and recoupment, in response to any claims brought against them by the Liquidating Trustee, the Releasees, or any other Person; and (ii) not be deemed to grant a release or discharge to any Person, and shall not be enjoined from commencing or continuing any action against any Person (other than the Debtors) with respect to any debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, promises, damages, claims and liabilities, whatsoever arising from their respective Claims or based upon the same subject matter of their Claims.

                  24. Payment to Professionals After Confirmation Date. From and after the Confirmation Date, subject to section 13.5 of the Plan, the Debtors or the Liquidating Trustee shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of the Professionals employed by the Debtors, the Committee, the Liquidating Trustee or the Disbursing Agent (including fees and expenses of the Liquidating Trustee and Disbursing Agent) in connection with the implementation and consummation of the Plan, the claims reconciliation process and any other matters as to which such Professionals may be engaged.

                  25. Payments to Liquidating Trustee and Disbursing Agent. The Debtors, the Liquidating Trustee, or the Disbursing Agent, shall in the ordinary course of business, without the need for any approval from the Bankruptcy Court, pay the reasonable fees and expenses of the Liquidating Trustee and Disbursing Agent incurred prior to the Confirmation Date.

                  26. Findings of Fact and Conclusions of Law. The determinations, findings, judgments, decrees and orders set forth herein constitute this Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. Each finding of fact set forth herein, to the extent it is or may be so deemed a conclusion of law, shall also constitute a conclusion of law. Each conclusion of law set forth herein, to the extent it is or may be so deemed a finding of fact, shall also constitute a finding of fact.

                  27. Effectiveness of Order. Notwithstanding Bankruptcy Rules 3020(e) and 6004(g) or any other provision of the Bankruptcy Code and Bankruptcy Rules, this Order shall be effective immediately upon its entry.

                  28. Substantial Consummation. Substantial consummation of this Plan shall be deemed to occur on the Effective Date.

                  29. References to Plan Provisions. The failure to specifically include or reference any particular provision of the Plan in this Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan be confirmed in its entirety.

                  30. Reversal. If any or all of the provisions of this Order are hereafter reversed, modified or vacated by subsequent order of this Court or any other court, such reversal, modification or vacatur shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtors' receipt of written notice of any such order. Notwithstanding any such reversal, modification or vacatur of this Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Order and the Plan or any amendments or modifications thereto.

Dated: May 22, 2002

       Wilmington, Delaware
                                          -------------------------------------
                                          UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT A
                                    ---------

Section 6.6(b) of the Plan is deleted in its entirety.

Section 7.8 of the Plan is deleted in its entirety.

Section 7.9 of the Plan is deleted and replaced with the following paragraph:

           CANCELLATION OF SECURITIES. Except for purposes of evidencing a right to distributions under this Plan and as provided for in section 7.10 of this Plan, on the Effective Date, all the agreements and other documents evidencing the Claims or rights of any holder of a Claim against the Debtors, including options or warrants to purchase Equity Interests, obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors, shall be cancelled; provided, however, that the capital stock of the Subsidiaries will not be cancelled prior to dissolution.

Section 10.2 of the Plan is deleted and replaced with the following paragraph:

           RELEASE OF RELEASED PARTIES. In consideration for the distributions received under this Plan, all holders of Claims and Equity Interests who voted in favor of the Plan shall be deemed to have released, remised and forever discharged: (a) the Debtors; (b) the Releasees; and (c) any Person claimed to be liable derivatively through any of the foregoing (such parties described in the preceding clauses (a), (b) and (c) above, collectively, the "Released Parties") of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, promises, damages, claims and liabilities whatsoever, known or on known, arising from a Claim or based upon the same subject matter as a claim or Equity Interest and existing on the Commencement Date or which thereafter could arise based on any fact, transaction, cause, matter or thing which occurred prior to the Confirmation Date. Subject to sections 524 and 1141 of the Bankruptcy Code, the releases described herein shall not preclude, police, federal tax, or regulatory agencies from fulfilling their statutory duties. Any Person accepting any distribution pursuant to this Plan shall be presumed conclusively to have released the Released Parties from any cause of action arising from or based on the same subject matter as the Claim or Interest. The release described in the preceding sentence shall be enforceable as a matter of contract. The releases described herein are in addition to, and not in lieu of, any other release separately given, conditionally or unconditionally, by the Debtors to any other Person. Provided, however, that no release under this Article X shall in any way effect a release of any of the direct, non-derivative, shareholder litigation claims pending in the Bezar Case or the Class Action Case against any of the present or former officers, directors, financial advisors or underwriters of Verado Holdings, including "controlling person" claims against present or former officers and directors of the Debtors in the Class Action Case.

Section 11.5 of the Plan is deleted and replaced with the following paragraph:

           INJUNCTION. On and after the Confirmation Date, all persons are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or respecting any claim, debt, right or cause of action of or against the Debtors and debtors-in-possession and against the Releasees, including, without limitation, claims arising under the Colorado Wage Act, or to void or challenge any payment made to any former or present employee of any Debtor pursuant to the Term Sheet and the Escrow Agreement, as applicable, whether such payment was made prior to, on, or after the Commencement Date. Provided, however, that this Section shall not, in any way, effect an injunction against any of the direct, non-derivative, shareholder litigation claims in the pending Class Action Case or the Bezar Case against any of the present or former officers, directors, financial advisors or underwriters of Verado Holdings, including "controlling person" claims against present or former officers and directors of the Debtors in the Class Action Case.